intangible assets and goodwill	12 Months Ended
Dec. 31, 2023
intangible assets and goodwill
intangible assets and goodwill
18	intangible assets and goodwill

(a)Intangible assets and goodwill, net

							Intangible
							assets with
		Intangible assets subject to amortization					indefinite lives
		Customer contracts,		Access to						Total
		related customer		rights-of-way,	Assets			Total		intangible
		relationships and		crowdsource assets	under		Spectrum	intangible		assets and
(millions)	Note	subscriber base [1]	Software [1]	and other	construction	Total	licences	assets	Goodwill [1,2]	goodwill
AT COST
Balance as at January 1, 2022		$3,028	$6,723	$437	$275	$10,463	$12,185	$22,648	$7,634	$30,282
Additions		—	151	4	866	1,021	—	1,021	—	1,021
Additions arising from business acquisitions	(c)	1,335	381	46	16	1,778	—	1,778	1,794	3,572
Assets under construction put into service		—	622	—	(622)	—	—	—	—	—
Dispositions, retirements and other (including capitalized interest)	9	66	(358)	1	—	(291)	30	(261)	—	(261)
Net foreign exchange differences		60	3	10	—	73	—	73	67	140
Balance as at December 31, 2022		4,489	7,522	498	535	13,044	12,215	25,259	9,495	34,754
Additions		—	119	5	857	981	29	1,010	—	1,010
Additions arising from business acquisitions	(b)	866	—	131	—	997	—	997	975	1,972
Assets under construction put into service		—	845	17	(862)	—	—	—	—	—
Dispositions, retirements and other (including capitalized interest)	9	47	(570)	(63)	—	(586)	6	(580)	—	(580)
Net foreign exchange differences		(42)	(1)	(6)	—	(49)	—	(49)	(48)	(97)
Balance as at December 31, 2023		$5,360	$7,915	$582	$530	$14,387	$12,250	$26,637	$10,422	$37,059
ACCUMULATED AMORTIZATION
Balance as at January 1, 2022		$712	$4,279	$172	$—	$5,163	$—	$5,163	$364	$5,527
Amortization		357	802	67	—	1,226	—	1,226	—	1,226
Dispositions, retirements and other		—	(370)	(16)	—	(386)	—	(386)	—	(386)
Net foreign exchange differences		13	2	2	—	17	—	17	—	17
Balance as at December 31, 2022		1,082	4,713	225	—	6,020	—	6,020	364	6,384
Amortization		473	995	87	—	1,555	—	1,555	—	1,555
Dispositions, retirements and other		(18)	(571)	(64)	—	(653)	—	(653)	—	(653)
Net foreign exchange differences		(4)	(1)	(1)	—	(6)	—	(6)	—	(6)
Balance as at December 31, 2023		$1,533	$5,136	$247	$—	$6,916	$—	$6,916	$364	$7,280
NET BOOK VALUE
Balance as at December 31, 2022		$3,407	$2,809	$273	$535	$7,024	$12,215	$19,239	$9,131	$28,370
Balance as at December 31, 2023		$3,827	$2,779	$335	$530	$7,471	$12,250	$19,721	$10,058	$29,779

1	The amounts for customer relationships, software and goodwill arising from business acquisitions for the year ended December 31, 2022, have been adjusted as set out in (c).
2	Accumulated amortization of goodwill is amortization recorded prior to 2002; there are no accumulated impairment losses in the accumulated amortization of goodwill.

As at December 31, 2023, our contractual commitments for the acquisition of intangible assets totalled $25 million over a period ending December 31, 2026 (2022 – $14 million over a period ending December 31, 2023).

During the year ended December 31, 2023, we acquired AWS-1 and BRS spectrum licences from the previous licensee for $23 million; such transfer of licences has been approved by Innovation, Science and Economic Development Canada.

The Innovation, Science and Economic Development Canada 3800 MHz band spectrum auction occurred during the period from October 24, 2023, through November 24, 2023. We were the successful auction participant for 1,430 spectrum licences with a total purchase price of $620 million. In accordance with the auction terms, 20% ($124 million) was remitted to Innovation, Science and Economic Development Canada on its due date, January 17, 2024, while the remaining balance will be paid on, or before, May 29, 2024. Until such time as Innovation, Science and Economic Development Canada determines that we qualify as a radio communications carrier and comply with the Canadian Ownership and Control rules, we may not commercially use the licences.

(b)Business acquisitions

WillowTree

On October 27, 2022, we announced a definitive agreement to acquire WillowTree, a full-service digital product provider focused on end-user experiences, such as native mobile applications and unified web interfaces. On January 3, 2023, subsequent to the satisfaction of the closing conditions, WillowTree was acquired through our TELUS International (Cda) Inc. subsidiary and has been consolidated within our digitally-led customer experiences – TELUS International segment.

The acquisition brings key talent and diversity to our segment’s portfolio of next-generation solutions, and further augments its digital consulting and client-centric software development capabilities. The primary factor that gave rise to the recognition of goodwill was the earnings capacity of the acquired business in excess of the net tangible and intangible assets acquired (such excess arising from the low level of tangible assets relative to the earnings capacity of the business). A portion of the amounts assigned to goodwill may be deductible for income tax purposes.

In respect of the acquired business, we concurrently provided written put options to the remaining selling shareholders for their approximate 14% economic interest, which will be settled subject to certain performance-based criteria and will become exercisable in tranches over a three-year period starting in 2026. The acquisition-date fair value of the puttable shares held by the non-controlling shareholders has been recorded as a provision in the three-month period ended March 31, 2023. The provision may be settled in cash or, at our option, in a combination of cash and up to 70% in TELUS International (Cda) Inc. subordinate voting shares. Concurrent with this acquisition, the non-controlling shareholders provided us with purchased call options, which substantially mirror the written put options.

As is customary in a business acquisition transaction, until the time of acquisition of control, we did not have full access to the books and records of WillowTree. Upon having sufficient time to review the books and records of WillowTree, as well as obtaining new and additional information about the related facts and circumstances as of the acquisition date, we will adjust provisional amounts for identifiable assets acquired and liabilities assumed and thus finalize our purchase price allocation.

Individually immaterial transactions

During the year ended December 31, 2023, we acquired 100% ownership of businesses that were complementary to our existing lines of business. The primary factor that gave rise to the recognition of goodwill was the earnings capacity of the acquired businesses in excess of the net tangible and intangible assets acquired (such excess arising from the low level of tangible assets relative to the earnings capacity of the businesses). A portion of the amounts assigned to goodwill may be deductible for income tax purposes.

Acquisition-date fair values

Acquisition-date fair values assigned to the assets acquired and liabilities assumed are set out in the following table:

		Individually
		immaterial
(millions)	WillowTree [1]	transactions [1]	Total
Assets
Current assets
Cash	$7	$6	$13
Accounts receivable [2]	84	14	98
Other	3	2	5
	94	22	116
Non-current assets
Property, plant and equipment
Owned assets	20	32	52
Right-of-use lease assets	27	1	28
Intangible assets subject to amortization [3]	947	50	997
	994	83	1,077
Total identifiable assets acquired	1,088	105	1,193
Liabilities
Current liabilities
Short-term borrowings	—	2	2
Accounts payable and accrued liabilities	50	17	67
Income and other taxes payable	4	1	5
Advance billings and customer deposits	5	2	7
Current maturities of long-term debt	126	1	127
	185	23	208
Non-current liabilities
Long-term debt	22	28	50
Deferred income taxes	94	8	102
	116	36	152
Total liabilities assumed	301	59	360
Net identifiable assets acquired	787	46	833
Goodwill	819	156	975
Net assets acquired	$1,606	$202	$1,808
Acquisition effected by way of:
Cash consideration	$1,169	$133	$1,302
Accounts payable and accrued liabilities	—	1	1
Provisions	266	45	311
Issue of TELUS Corporation Common Shares [4]	—	23	23
Issue of shares by a subsidiary to a non-controlling interest [5]	171	—	171
	$1,606	$202	$1,808

1

The purchase price allocation, primarily in respect of customer contracts, related customer relationships and deferred income taxes, had not been finalized as of the date of issuance of these consolidated financial statements. As is customary in a business acquisition transaction, until the time of acquisition of control, we did not have full access to the books and records of the acquired businesses. Upon having sufficient time to review the books and records of the acquired businesses, we expect to finalize our purchase price allocations.

2

The fair value of accounts receivable is equal to the gross contractual amounts receivable and reflects the best estimate at the acquisition date of the contractual cash flows expected to be collected.

3

Customer contracts and customer relationships (including those related to customer contracts) are generally expected to be amortized over a period of 15 years, and other intangible assets are expected to be amortized over a period of 4-10 years.

4	The fair value of TELUS Corporation Common Shares was measured based upon market prices observed at the date of acquisition of control.
5	The fair value of the TELUS International (Cda) Inc. subordinate voting shares was measured based upon market prices observed at the date of acquisition of control.

Pro forma disclosures

The following pro forma supplemental information represents certain results of operations as if the business acquisitions noted above had been completed at the beginning of the 2023 fiscal year.

Year ended December 31, 2023 (millions except per share amounts)	As reported [1]	Pro forma [2]
Operating revenues and other income	$20,116	$20,154
Net income	$867	$872
Net income per Common Share
Basic	$0.58	$0.58
Diluted	$0.58	$0.58

1

Operating revenues and other income and net income (loss) for the year ended December 31, 2023, include $231 and $(127), respectively, in respect of WillowTree. Inclusive of intersegment revenues, WillowTree operating revenues and other income for the year ended December 31, 2023, were $254.

2

Pro forma amounts for the year ended December 31, 2023, reflect the acquired businesses. The results of the acquired businesses have been included in our Consolidated statements of income and other comprehensive income effective the dates of acquisition.

The pro forma supplemental information is based upon estimates and assumptions that we believe to be reasonable. The pro forma supplemental information is not necessarily indicative of our consolidated financial results in future periods or the actual results that would have been realized had the business acquisitions been completed at the beginning of the period presented. The pro forma supplemental information includes incremental depreciation of property, plant and equipment, amortization of intangible assets, financing and other charges incurred as a result of the acquisitions, net of the related tax effects.

(c)Business acquisitions – prior period

In 2022, we acquired businesses that were complementary to our existing lines of business. As at December 31, 2022, purchase price allocations had not been finalized. During the year ended December 31, 2023, the preliminary acquisition-date fair values for accounts receivable, income and other taxes receivable, customer relationships, software, goodwill, accounts payable and accrued liabilities, and deferred income tax liabilities were increased by $19 million, decreased by $19 million, decreased by $118 million, increased by $179 million, decreased by $38 million, increased by $5 million, and increased by $18 million, respectively; as required by IFRS-IASB, comparative amounts have been adjusted so as to reflect those increases (decreases) effective the dates of acquisition.

(d)Intangible assets with indefinite lives – spectrum licences

Our intangible assets with indefinite lives include spectrum licences granted by Innovation, Science and Economic Development Canada, which are used for the provision of both mobile and fixed wireless services. The spectrum licence policy terms indicate that the licences will likely be renewed. We expect our spectrum licences to be renewed every 20 years following a review of our compliance with licence terms. In addition to current usage, our licensed spectrum can be used for planned and new technologies. As a result of our assessment of the combination of these significant factors, we currently consider our spectrum licences to have indefinite lives and, as referred to in Note 1(b), this represents a significant judgment for us.

(e)Impairment testing of intangible assets with indefinite lives and goodwill

General

As referred to in Note 1(f), the carrying values of intangible assets with indefinite lives and goodwill are periodically tested for impairment and, as referred to in Note 1(b), this test represents a significant estimate for us, while also requiring significant judgments to be made.

The carrying values allocated to the cash-generating units’ intangible assets with indefinite lives and goodwill are set out in the following table.

As at December 31 (millions)	2023	2022
Intangible assets with indefinite lives
TELUS technology solutions	$12,250	$12,215
Goodwill
TELUS technology solutions	7,296	7,137
Digitally-led customer experiences – TELUS International	2,762	1,994
	10,058	9,131
	$22,308	$21,346

The recoverable amounts of the cash-generating units’ assets have been determined based on a fair value less costs of disposal calculation. There is a material degree of uncertainty with respect to the estimates of the recoverable amounts of the cash-generating units’ assets, given the necessity of making key economic assumptions about the future. Recoverable amounts based on fair value less costs of disposal calculations are categorized as Level 3 fair value measures.

We validate the results of our recoverable amounts calculations through a market-comparable approach and an analytical review of industry facts and facts that are specific to us. The market-comparable approach uses current (at time of test) market consensus estimates and equity trading prices for U.S. and Canadian firms in the same industry. In addition, we ensure that the combination of the valuations of the cash-generating units is reasonable based on our current (at time of test) market value.

Key assumptions

The fair value less costs of disposal calculation uses discounted cash flow projections that employ the following key assumptions: future cash flows and growth projections (including judgments about the allocation of future capital expenditures to support both mobile and fixed operations); associated economic risk assumptions and estimates of the likelihood of achieving key operating metrics and drivers; estimates of future generational infrastructure capital expenditures; and the future weighted average cost of capital. We consider a range of reasonably possible amounts for use as key assumptions and decide upon amounts that represent management’s best estimates of market amounts. In the normal course, we make changes to key assumptions so that they reflect current (at time of test) economic conditions, updates of historical information used to develop the key assumptions and changes (if any) in our debt ratings.

The key assumptions for cash flow projections are based upon our approved financial forecasts, which span a period of three years and are discounted, for December 2023 annual impairment test purposes, at a consolidated post-tax notional rate of 6.6% (2022 - 6.6%) and 9.8% (2022 - 9.5%) for the TELUS technology solutions and the digitally-led customer experiences – TELUS International cash-generating units, respectively. These cash flow projections incorporate established corporate targets with respect to operational net carbon neutrality, renewable energy, energy efficiency and waste reduction. For impairment testing valuations, cash flows subsequent to the three-year projection period are extrapolated, for December 2023 annual impairment test purposes, generally using perpetual growth rates of 1.95% (2022 – 1.95%) and 3.0% (2022 – 3.0%) for the TELUS technology solutions cash-generating unit and the digitally-led customer experiences – TELUS International cash-generating unit, respectively; these growth rates do not exceed the long-term average growth rates observed in the markets in which we operate.

We believe that any reasonably possible change in the key assumptions on which our calculation of the recoverable amounts of our cash-generating units is based would not cause the cash-generating units’ carrying values (including the intangible assets with indefinite lives and goodwill allocated to each cash-generating unit) to exceed their recoverable amounts. If the future were to adversely differ from management’s best estimates for the key assumptions and associated cash flows were to be materially adversely affected, we could potentially experience future material impairment charges in respect of our intangible assets with indefinite lives and goodwill.